UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Annapolis Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[GRAPHIC OMITTED]

1000 Bestgate Road, Suite 400

Annapolis, Maryland 21401

(410) 224-4455

April 14, 2008

Dear Stockholder:

You are cordially invited and encouraged to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Annapolis Bancorp, Inc. (the “Company”), the holding company for BankAnnapolis (the “Bank”), Annapolis, Maryland, which will be held on May 15, 2008, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401.

The attached Notice of the Annual Meeting and the Proxy Statement describes the formal business to be transacted at the Annual Meeting. Directors and officers of Annapolis Bancorp, Inc., as well as a representative of Stegman & Company, the Company’s independent registered public accounting firm, will be present at the Annual Meeting to discuss the Company and the Bank and respond to any questions that our stockholders may have.

The Board of Directors of Annapolis Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” each matter under consideration.

Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely,

/s/ Richard M. Lerner
Richard M. Lerner
Chairman and CEO

ANNAPOLIS BANCORP, INC.

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 15, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Annapolis Bancorp, Inc. (the “Company”) will be held on May 15, 2008, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401, for the following purposes:

(1)	To elect five directors;

(2)	To amend the Tenth Article, Section B. of the Articles of Amendment and Restatement of Annapolis Bancorp, Inc. to provide for the annual election of all Directors of the Company;

(3)	To ratify the selection of Stegman & Company as independent registered public accountants for the fiscal year ending December 31, 2008; and

(4)	To transact any other business that may properly come before the meeting, and at any adjournments thereof, including whether or not to adjourn the meeting.

Only those holders of record of Common Stock as of the close of business on March 24, 2008, are entitled to notice of and to vote at the 2008 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may revoke your proxy at any time before it is exercised by delivering to the secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. You may also withdraw your proxy at the meeting should you be present and desire to vote your shares in person. All stockholders are cordially invited to attend.

By Order of the Board of Directors

/s/ Rita D. Demma
Rita D. Demma
Secretary

Annapolis, Maryland

April 14, 2008

ANNAPOLIS BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 15, 2008

Solicitation and Voting of Proxies

This Proxy Statement is being mailed on or about April 14, 2008, to the stockholders of Annapolis Bancorp, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 15, 2008, at 6:00 p.m., Eastern Daylight Savings Time, and at any adjournments or postponements thereof, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401.

Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the approval and ratification of the specific proposals presented in this proxy statement.

Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

The cost of solicitation of proxies on behalf of the Board of Directors of the Company will be borne by BankAnnapolis (the “Bank”). Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, without compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Principal Holders Thereof

Stockholders are entitled to one vote for each share of common stock, par value $.01 per share (the “Common Stock”) registered in their names on the stock transfer books of the Company at the close of business on March 24, 2008, the record date fixed by the Board of Directors (the “Record Date”). At March 24, 2008, the Company had outstanding 3,986,882 shares of Common Stock entitled to vote at the Annual Meeting.

The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting for the election of directors and for the other proposals. Votes withheld from a director nominee, abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exits.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominee proposed by the Board of Directors, or to “WITHHOLD” authority to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes; or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

As to the amendment of the Tenth Article of Amendment and Restatement of Annapolis Bancorp, Inc. (the “Amendment”) to provide for the annual election of all of the Directors of the Company, and as to ratification of Stegman & Company as independent registered public accounting firm of the Company by checking the appropriate box, you may (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” with respect to the item. All such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes; or (ii) proxies marked “ABSTAIN” as to that matter.

All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with the Stockholder instructions. If a Stockholder fails to vote on the Amendment or returns a signed proxy card without indicating how the shares represented therein should be voted, or responds to the Amendment with an “ABSTAIN” vote, it will have the same effect as a vote against that proposal. If a signed proxy is received without indication as to how to vote, the Common Stock represented by that proxy will be voted as the Board of Directors recommends and therefore “FOR” the adoption of the proposals for consideration at the Annual meeting, other than the Amendment proposal.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock as of March 24, 2008, by each of the Company’s directors, nominees and Named Executive Officers, as hereinafter defined, by each person known by the Company to own beneficially more than 5% of the Company’s voting securities, and by all the executive officers and directors of the Company as a group, including the number of shares beneficially owned by and percentage ownership of each such person as of that date. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Securities Exchange Act of 1934, as amended (the” Exchange Act”), that owned more than 5% of the Company’s Common Stock as of the Record Date.

Name and Address of Beneficial Owner	Number of Shares Owned (1)		Percent of Class
Joseph G. Baldwin	1,793		0.04%
808 Homestead Lane
Crownsville, MD 21032

Walter L. Bennett, IV	4,864		0.12%
327 Broad Creek Drive
Edgewater, MD 21037

Clyde E. Culp, III	6,086	(2)	0.15%
1907 Hidden Point Road
Annapolis, MD 21401

Kendel S. Ehrlich	1,563		0.04%
2016 Monticello Drive
Annapolis, MD 21401

Margaret Theiss Faison	38,190	(3)	0.96%
14904 Little Bennett Drive
Clarksburg, MD 20871

F. Carter Heim	15,125	(4)	0.38%
1842 Kimberwicke Place
Annapolis, MD 21401

Robert E. Kendrick, III	36,612	(3)	0.92%
850 Thicket Court
Odenton, MD 21113

Stanley J. Klos, Jr.	46,767	(4)	1.17%
76 Chautaugua Road
Arnold, MD 21012

Lawrence E. Lerner	1,611,022	(4)	40.41%
2711 Washington Avenue
Chevy Chase, MD 20815

Richard M. Lerner	260,440	(5)	6.53%
400 Beards Dock Crossing
Annapolis, MD 21403

Lawrence W. Schwartz	44,463	(4)	1.12%
10854 Country Pond Lane.
Oakton, VA 22124

Ermis Sfakiyanudis	12,963	(4)	0.33%
2813 Durmont Court
Annapolis, MD 21401

Clifford T. Solomon	5,686	(2)	0.14%
9 Riverview Road
Severna Park, MD 21146

Executive Officers and Directors as a group (13 persons)	2,085,574	(6)	52.31%

(1)	Information relating to beneficial ownership of Common Stock is based upon “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under Section 13(d) of the Exchange Act. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” which includes the power to vote or direct the voting of such security, or “investment power” which includes the power to dispose or to direct the disposition of such security. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities in which he has no beneficial interest. For instance, beneficial ownership may include spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations, or deferred compensation plans which are affiliated with the principal.
(2)	Each includes options to purchase 3,555 shares of Common Stock which are exercisable within 60 days of March 24, 2008 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by each of Mr. Culp and Dr. Solomon.
(3)	Each includes options to purchase 34,636 shares of Common Stock which are exercisable within 60 days of March 24, 2008 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by each of Ms. Faison and Mr. Kendrick.
(4)	Each includes options to purchase 8,888 shares of Common Stock which are exercisable within 60 days of March 24, 2008 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by each of Messrs. Heim; Klos; L. Lerner; Schwartz, and Sfakiyanudis.
(5)	Includes options to purchase 42,221 shares of Common Stock which are exercisable within 60 days of March 24, 2008 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by Mr. R. Lerner.
(6)	Includes options to purchase 163,043 shares of Common Stock which are exercisable within 60 days of March 24, 2008 and are included with shares outstanding of Common Stock for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

The number of directors of the company is set at eleven (11) and currently ten (10) directors are in office. The Nominating Committee has nominated Mr. Joseph G. Baldwin to fill the eleventh director seat. The Company’s Articles of Amendment and Restatement currently provide that the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire board shall permit, with directors of each class being elected for three-year terms at each Annual Meeting. The term of four directors of the Company will expire at the time of the Annual Meeting. Five directors are to be elected at the Annual Meeting. Each of the nominees except for Mr. Baldwin is currently a member of the Board. The four incumbent directors have been nominated to be elected to hold office until the 2011 Annual Meeting or until their respective successors are elected and qualified or until their earlier resignation or removal or until proposal 2 is passed. The incumbent nominees are Messrs. Lawrence E. Lerner, Lawrence W. Schwartz, Ermis Sfakiyanudis, and Clifford T. Solomon. Mr. Joseph G. Baldwin is nominated to hold office until the 2009 Annual Meeting or until his successor is elected and qualified or until his earlier resignation or removal. The Board of Directors has determined that all of the current directors listed with the exception of Messrs Lawrence E. Lerner and Richard M. Lerner are “independent” pursuant to Rule 4200 of The NASDAQ Stock Market (“NASDAQ”) regarding general independence of directors, which constitutes, as required, a majority of the Board.

The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of all five nominees listed in the following table. Directors are elected by a plurality of votes cast. Each nominee has consented to serve as a director, if elected. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director but, if for any reason any nominee is not willing or able to serve as a director, the accompanying proxy will be voted FOR a substitute nominee chosen by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information Concerning Nominees

The following table sets forth information as of the Record Date concerning persons nominated by the Board of Directors for election as directors of the Company to serve until the Annual Meeting of Stockholders previously designated or until their successors have been elected and qualified or until their earlier resignation or removal. Except as indicated, the nominees have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Nominee

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Joseph G. Baldwin	Mr. Baldwin, age 44, is President and CEO of Reliable Contracting Company, Inc. an Anne Arundel county based site work and road and highway construction company. Mr. Baldwin was recently recognized with the 2007 Ernst and Young Entrepreneur of the Year® Award in the Construction and Contracting Services category. Mr. Baldwin has previously served on the Boards of the Community Bank of Maryland located in Bowie, Maryland and F&M Bank of Maryland headquartered in Bethesda, Maryland. Mr. Baldwin has been a Director of the Bank since January 2008.

Nominees and Directors serving until 2008

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Lawrence E. Lerner	Mr. Lerner, age 75 has been active in real estate development in the Washington, D.C. metropolitan area for over 40 years. He has been involved in the development and construction of two regional shopping centers, several other commercial developments, and more than 2,800 apartment units. Mr. Lerner manages his real estate investments, comprised of various partnership interests in entities which own real estate. He has been a Director of the Company and the Bank since their inception. Mr. Lerner is the father of Richard M. Lerner, a Director of the Company and the Bank.

Lawrence W. Schwartz	Mr. Schwartz, age 53 is a certified public accountant who has operated CPA firms since 1984 and currently is a partner with PBGH, LLP an accounting and business consulting firm. Mr. Schwartz has served since 1997 as an adjunct professor of accountancy at The George Washington University and most recently at George Mason University. Mr. Schwartz also serves on the Board of First Virginia Community Bank. Mr. Schwartz has been a Director of the Company since 1997 and a Director of the Bank since its inception.

Ermis Sfakiyanudis	Mr. Sfakiyanudis, age 39, presently serves as President and CEO of eTelemetry, Inc. an Annapolis-based network technology firm. Mr. Sfakiyanudis has been with eTelemetry since 2005. Mr. Sfakiyanudis is also a founding Principal of Sigma Engineering, Inc. Mr. Sfakiyanudis joined Sigma in 1993. Mr. Sfakiyanudis has been Chairman of the Board of Directors of the Anne Arundel Economic Development Corporation for the last five years, and is also a member of numerous professional associations. Mr. Sfakiyanudis has been a Director of the Company and the Bank since 2000.

Clifford T. Solomon	Dr. Solomon, age 46, is a neurosurgeon affiliated with the Anne Arundel Medical Center, where he served from 1999 to 2004 as Chairman of Surgery. Dr. Solomon is also Director of the Maryland Neurological Institute in Annapolis and assistant professor of neurosurgery at Johns Hopkins Hospital and University of Maryland Hospital. A resident of Severna Park, Dr. Solomon is a member of numerous professional societies and in 2003 created a foundation to provide surgery to critical patients who could not otherwise afford it. Dr. Solomon has been a Director of the Company and the Bank since 2004.

Information Concerning Continuing Directors and Executive Officers

The following table sets forth information as of the Record Date concerning directors and Executive Officers of the Company and the Bank whose terms of office will continue after the 2008 Annual Meeting. As indicated, some directors will serve until the 2009 Annual Meeting, and other directors will serve until the 2010 Annual Meeting unless proposal 2 is passed in which case all terms will expire at the 2009 Annual Meeting. Except as indicated, the directors have been involved with the organizations named below or of affiliated organizations for more than five years.

Directors serving until 2009

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Walter L. Bennett, IV	Mr. Bennett, age 51, is President and owner of Skip Bennett Marine LTD, a company he founded in 1973. A resident of Edgewater, Mr. Bennett has been active in the marine trades in Anne Arundel County for 30 years. He currently owns and operates Hartley Marine, Inc. and South River Marina in Edgewater, Maryland. Mr. Bennett is a current member and past president of the Washington Area Marine Dealers Association and a current member of the Marine Trades Association of Maryland. Mr. Bennett has been a Director of the Company and the Bank since 2005.

F. Carter Heim	Mr. Heim, age 54, is a Certified Public Accountant who has been in practice since December 1975 and is past President of the Maryland Association of CPAs. Mr. Heim is also currently a member of the American Institute of CPAs and the Annapolis and Anne Arundel Chamber of Commerce. Mr. Heim is President of HeimLantz, Professional Corporation. Prior to establishing his own firm, Mr. Heim was Executive Vice President of Hammond & Heim, Chartered. Mr. Heim has been a Director of the Company and Bank since 2000.

Directors serving until 2010

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Clyde E. Culp, III	Mr. Culp, age 65, currently serves in a consulting capacity to the restaurant industry and is involved in several businesses through his company, Culp Enterprises, LLC. Mr. Culp has an extensive background in hotel and restaurant management dating back to the 1970s. Mr. Culp founded Davco Food, Inc., which grew to be the largest Wendy’s restaurant franchise in the world, and served as its Chairman and CEO until it was sold in 1987. During his career, Mr. Culp served as Chief Operating Officer of Holiday Inns, President and CEO of Embassy Suites Hotels and Long John Silvers, and most recently as Chairman of Caribbean Restaurant Concepts, Inc. Mr. Culp is a resident of Annapolis and serves on the boards of several non-restaurant companies. Mr. Culp has been a Director of the Company and the Bank since 2004.

Kendel S. Ehrlich	Ms. Ehrlich, age 46, an attorney, is the former First Lady of the State of Maryland. A resident of Annapolis, Ms. Ehrlich worked in various capacities at Comcast Cable between 1997 and 2007. Prior to joining Comcast, Ms. Ehrlich worked for five years as a prosecutor with Harford County, Maryland and for five years as a public defender with Anne Arundel County, Maryland. Ms. Ehrlich has served on various charitable boards including GBMC Hospital, Cystic Fibrosis of Maryland and the Maryland Woman’s Heritage Center. Ms. Ehrlich currently co-hosts a radio talk show. Ms. Ehrlich has been a Director of the Company and Bank since 2007.

Stanley J. Klos, Jr.	Mr. Klos, age 56, became Vice-Chairman of the Bank in 2003 and has served as a Director of the Company and Bank since 1997. Mr. Klos has practiced law in Anne Arundel and Prince George’s Counties since 1977. He is currently a partner with the firm of Klos, Lourie and Leahy, P.A. He is a member of the Maryland, District of Columbia, Anne Arundel County, and Prince George’s County Bar Associations. Mr. Klos, a resident of Arnold, is active in community affairs and serves on the boards of directors of the 21st Century Education Foundation, the Anne Arundel County branch of the YMCA of Central Maryland, and Hospice of the Chesapeake.

Richard M. Lerner	Mr. Lerner, age 48, has served as Chief Executive Officer of the Company since 1999 and became Chairman in 2001. He has also served as Chairman of the Bank since 1999. In 2002, Mr. Lerner was appointed President and Chief Executive Officer of the Bank, a position he held on an interim basis in 1999. From 1984 to 1999, Mr. Lerner was President of White Flint Builders, Inc., an upscale residential development and construction company located in Bethesda, Maryland. Mr. Lerner earned a Masters in Business Administration from the A. B. Freeman School of Business at Tulane University in 1983. A resident of Annapolis, Mr. Lerner has been a Director of the Company and the Bank since their inception. Mr. Lerner is a current board member of the Hospice of the Chesapeake Foundation and the Foundation for Community Partnerships. He is the son of Lawrence E. Lerner, also a Director of the Company and Bank.

Executive Officers (who are not also Directors)

Name of Executive Officer	Age, Principal Occupation, Position with the Company and the Bank
Margaret Theiss Faison	Ms. Faison, age 50, is Chief Financial Officer and Treasurer of the Company and Senior Vice President, Chief Financial Officer and Treasurer of the Bank, positions she has held since joining the Company and the Bank in 1999. Prior to joining the Company, Ms. Faison was Senior Vice President and Chief Financial Officer of Sterling Bank & Trust Co. of Baltimore from 1997 until 1999. Ms. Faison was previously Vice President and Chief Financial Officer with Mellon Bank (MD).

Patsy J. Houck	Ms. Houck, age 45, is Senior Vice President and Chief of Operations for the Bank, a position she has held since 2007. Previously, Ms. Houck was Senior Vice President and Manager of Branch Administration and Operations. Prior to joining the Bank in 1999, Ms. Houck held similar positions with Mellon Bank (MD).

Robert E. Kendrick, III	Mr. Kendrick, age 62, is Senior Vice President and Chief Credit Officer of the Bank positions he has held since joining the Company and the Bank. Prior to joining the Bank in 1999, Mr. Kendrick held similar positions from 1967 through 1999 with Citizens National Bank of Laurel, Bank of Maryland, Sterling Bank & Trust Co. of Baltimore and NationsBank.

Ronald M. Voigt	Mr. Voigt, age 42, is Senior Vice President and Chief Business Development Officer of the Bank positions he has held since 2007. Prior to joining the Bank Mr. Voigt was with Bank of America from 1989 to 2007 most recently Senior Vice President and Market Credit Officer for the Annapolis, Eastern Shore and Baltimore Market.

Committees

The Company and the Bank have standing joint Audit and Compensation Committees. The Company does not have a standing Nominating Committee. The members of each of the named committees serve at the discretion of the Board of Directors.

The Audit Committee examines accounting processes, reviews financial disclosures and meets privately outside the presence of Company and Bank management with the independent registered public accountants to discuss internal accounting control policies and procedures. The Committee reports on such meetings to the Boards of Directors. The Committee selects the independent registered public accountants, reviews the performance of the independent registered public accountants in the annual audit and in assignments unrelated to the audit, and reviews the fees of the independent registered public accountants. The Audit Committee operates under the written charter it has adopted, which will be reassessed for adequacy on an annual basis. A copy of the Audit Committee Charter is included as Appendix A to this proxy statement and is also posted on our website.

Messrs. Heim (Chairman), Bennett and Schwartz currently serve as members of the Audit Committee. Messrs. Heim, Bennett and Schwartz are “independent” pursuant to Rule 4200 of the NASDAQ regarding general independence of directors. None has ever been an employee of the Company or any subsidiary. The Audit Committee met eleven (11) times during 2007. The Committee’s report appears on page 14 of this proxy statement. The Board of Directors has determined that Mr. Heim and Mr. Schwartz are the “audit committee financial experts” as that term is defined in Item 407(d)(5) of Regulation S-K.

The Compensation Committee consists of Messrs. Klos (Chairman); Sfakiyanudis and Ms. Ehrlich. The Committee reviews and determines salaries and other benefits for board members and executive and senior management persons of the Company and its subsidiaries. The Committee determines which employees shall be granted stock options, the terms of such grants, and reviews incentive and other compensatory plans and arrangements. The Committee has delegated its authority to administer the Employee Stock Purchase Plan to Mr. R. Lerner and Ms. Faison. The Compensation Committee uses a variety of tools to determine the appropriate salary increases and bonus payments including measurements of inflation, industry outlooks, outside compensation consultants and other experts for survey data and other information as it deems appropriate. All of the members of the Compensation Committee are “independent” pursuant to Rule 4200 of the NASDAQ regarding general independence of directors. The Compensation Committee met eight (8) times during 2007. The Compensation Committee operates under the written charter it has adopted, which will be reassessed for adequacy on an annual basis and is also available on our website www.bankannapolis.com.

Nominees for election to the Board of Directors of the Company and the Bank are either selected or recommended for the Board’s selection by a majority of the independent members of the Board of Directors. The Board of Directors believes that the independent members of the Board of Directors can satisfactorily carry out the responsibility of properly selecting or approving nominees for the Board of Directors without the formation of a standing nominating committee. The members of the Board of Directors who participate in the consideration of director nominees are Walter L. Bennett, IV, Clyde E. Culp, III, Kendel S. Ehrlich, F. Carter Heim, Stanley J. Klos, Jr., Lawrence W. Schwartz, Ermis Sfakiyanudis and

Clifford T. Solomon. Pursuant to Rule 4200 of the NASDAQ regarding general independence of directors, all such board members are “independent.” As there is no standing nominating committee, the Company does not have a nominating committee charter in place. The independent Directors met one (1) time during 2007 in their nominating capacity.

The independent Directors will consider stockholder nominations submitted to them in writing in care of the Company if such nominations are timely submitted. To be considered timely, the nominations must be received at least thirty (30) but not more than sixty (60) days prior to the Annual Meeting if the Company has given at least forty (40) days prior notice of the meeting. Otherwise, such nominations should be submitted within ten (10) days of the Company first giving notice of the Annual Meeting. The written notice must set forth certain information specified in the Company’s Certificate of Incorporation. The Company did not receive any stockholder nominations in connection with the Annual Meeting.

In identifying and evaluating nominees for director, the Board considers whether the candidate has the highest ethical standards and integrity and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly-held company. To the extent the Board does not have enough information to evaluate a candidate, the Board may send a questionnaire to the candidate for completion in enough time for Board consideration. The Board will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, an “independent” director, pursuant to Rule 4200 of the NASDAQ, designated by the Board will then initiate the search. While conducting the search the “independent” director will utilize staff support, seek input from other directors and senior management, and consider any nominees previously submitted by stockholders. An initial slate of candidates satisfying the qualifications set forth will then be identified and presented to all independent directors. The independent directors will then prioritize the candidates and determine if other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the independent members of the Board of Directors will interview the prospective candidates. Evaluations and recommendations of the interviewers will be submitted to the whole Board for final evaluation. The Board will meet to consider such information and to select candidates for election or appointment to the Board.

Stockholder Communications with the Board of Directors

The Company has established procedures for stockholders to communicate directly with the Board of Directors on a confidential basis. Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

About the Board of Directors

The Board of Directors of the Company and the Bank met eleven (11) times during 2007. Each director of the Company attended at least 75% of the total number of meetings of the Board and all Board Committees on which he or she served during the period that he or she has been a director or served on such Committees with the exception of Messrs Heim and Sfakiyanudis who attended 73% of the meetings and Mr. Bennett who attended 55% of the meetings.

The Company pays no board or committee fees. Directors of the Bank received fees for each board and committee meeting attended in 2007 in the amount of $425 per Board of Directors meeting, $325 per Audit Committee meeting and $250 per other committee meeting. Each director, with the exception of Ms. Ehrlich also received an annual retainer of $5,000 paid in restricted share units of Annapolis Bancorp, Inc. stock that vested 100% as of December 31, 2007. Ms. Ehrlich received $10,000 in restricted share units. Mr. R. Lerner received no fees for attendance at board or committee meetings as he is a full-time employee of the Bank.

Directors are encouraged to attend annual meetings of stockholders. Messrs. Bennett, Culp, Klos, R. Lerner, and Ms. Ehrlich attended the prior year’s annual meeting.

Director Compensation

DIRECTOR COMPENSATION

(a)	(b)	(c)	(d)	(e)

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Total ($)
Walter L. Bennett, IV	4,250	5,000	—	9,250
Clyde E. Culp, III	5,325	5,000	7,901	18,226
Kendel S. Ehrlich	5,900	10,000		15,900
F. Carter Heim	6,900	5,000	—	11,900
Stanley J. Klos, Jr.	7,825	5,000	—	12,825
Lawrence E. Lerner	4,225	5,000	—	9,225
Lawrence W. Schwartz	7,150	5,000	—	12,150
Ermis Sfakiyanudis	5,550	5,000	—	10,550
Clifford T. Solomon	5,075	5,000	7,901	17,976

Notes to Columns:

(b)	Directors’ earned fees for attending Bank meetings. No fees are paid for holding company meetings. Fees were paid for all Bank Board of Directors meetings at a rate of $425 per meeting. Fees were paid for Committee meetings at a rate of $250 per meeting with the exception of Audit Committee meetings, for which fees were paid at a rate of $325 per meeting.
(c)	Each Director with the exception of Director Ehrlich received a $5,000 retainer payable in restricted share units (“RSU”) that vested 100% on December 31, 2007. Director Ehrlich received a retainer of $10,000 payable in RSUs that vested 100% on December 31, 2007. The market value of the RSUs was set at $9.40 per share, the closing price of Annapolis Bancorp, Inc. stock on February 16, 2007. The RSUs vest at the end of the calendar year in which they are granted. The grant would be forfeited if the director leaves before the grant vests.
(d)	The dollar value reported for stock options reflects their expense for 2007 as determined for FAS 123(R) purposes based on the Black-Scholes valuation method. Stock options granted in prior years were granted to directors elected prior to May 2005 after the directors had served a minimum of one year on the Board. The options were priced at the average of the bid and ask price on the date of the grant. Options vest at a rate of 20% per year for the first five years. The aggregate number of common shares subject to outstanding stock awards for each director on December 31, 2007 were as follows: Bennett (zero shares); Culp (8,888 shares), Heim (8,888) shares, Klos (8,888) shares, L. Lerner (8,888) shares, Schwartz (8,888 shares), Sfakiyanudis (8,888) shares and Solomon (8,888 shares).

Executive Compensation

The Company’s and the Bank’s executive compensation program for our named executive officers (“NEOs”) is administered by the Compensation Committee of the Board of Directors. Our NEOs include our Chairman, President and Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”) and the next most highly compensated officer listed in the Summary Compensation Table below.

The Compensation Committee is responsible for the strategic direction of the Company’s executive compensation structure including recommending cash compensation, incentive compensation, and equity based awards as an inducement to attract and retain qualified managers and employees and for plans in which most employees of the Bank participate, such as health and welfare plans and the 401(k) plan.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of our NEOs for the fiscal year ended December 31, 2007.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Name and Principal Position	Year	Salary $	Option Awards $	Non-equity Incentive Plan Compensation $	Change in Pension Volume and NQ DC Earnings $	All Other Compensation $	Total $
Richard M. Lerner	2007	226,856		9,400	5,703	360	242,319
Chairman, President & CEO of the Company and Bank	2006	202,125		22,500	5,616	360	230,601

Margaret T. Faison	2007	139,216	4,300	5,600	7,092	35,212	191,420
SVP & CFO of the Bank, Treasurer of the Company & Bank	2006	130,846		14,650	7,275	12,474	165,245

Robert E. Kendrick, III	2007	131,543	4,300	4,480	6,475	30,683	177,481
SVP & Chief Credit Officer of the Bank	2006	135,288		15,000	7,500	43,244	201,032

Notes to Columns:

(c)	Base Salary – In general, base salaries for each NEO are established based on (1) technical expertise, (2) a salary grade and compensation range corresponding to the individual’s level of responsibility, (3) proven organizational performance, and (4) the competitive market. Each NEO is expected to achieve certain performance standards within his or her area of expertise including elements of leadership, job competency, regulatory adherence and strategic thinking to receive an annual merit salary increase. The Compensation Committee, with the input of the CEO, assesses the level of attainment of those standards for the purpose of granting annual merit-based salary increases for the other NEOs. The Compensation Committee with the input of the Board of Directors assesses the performance of the CEO for the purpose of determining and adjusting the CEO’s salary. Mr. Lerner, being an officer of the Company and Bank receives no compensation as a director of the Company or the Bank.
(d)	Option Awards – The Company believes that the granting of stock options, restricted share unit awards, and other stock awards are an appropriate means to compensate named executive officers by aligning their interests with those of the stockholders. The Company maintains three stock compensation plans, namely: (i) the 1997 Employee Stock Option Plan (the “1997 Plan”), (ii) the 2000 Stock Incentive Plan (the “2000 Plan”), and (iii) the 2006 Annapolis Bancorp, Inc. Stock Incentive Plan (the “2006 Plan”) which the shareholders of the Company approved on May 18, 2006. No future awards may be made under the 1997 and 2000 Plans. The 2006 Plan allows for up to 200,000 shares to be granted to directors, officers and employees. NEO’s Faison and Kendrick, pursuant to terms of their employment, each received 500 options for each year that the Company achieved a return on average equity of 10.00% or better plus one option for each basis point above 10.00%; each received grants of 7,931options under the 2006 Plan that vest over periods between two and five years. The options in total for each of them have an estimated fair market value of $4,300.
(e)	Non-equity Incentive Plan Compensation – Awards are granted to NEOs on a discretionary basis although the Compensation Committee strongly considers, and has established guidelines based on, the extent to which the Company achieves annual performance objectives as established by the Board of Directors and the Compensation Committee. Performance objectives typically include the metrics derived from the Company’s operating plan including ROAA and ROAE. A range of potential bonus awards are determined at the beginning of the year by the Compensation Committee and are accrued throughout the year. For the year ended December 31, 2007 the Company did not achieve its Operating Plan goals however the significant downturn in the economy played a large part in the Company’s failure to achieve the planned results. Accordingly, the Compensation Committee granted modest awards to all employees not subject to specific incentive plans.

(f)	Retirement and Welfare Benefits – The Bank maintains a 401(k) plan which provides an employer matching contribution equal to $0.50 on the dollar up to 10% of an executive’s compensation or the maximum amount allowable by law. The Bank also offers health and welfare benefits to officers and employees. During fiscal year 2007, in addition to contributions under the 401(k) plan, we offered the following benefits to our NEOs: group term life insurance, group health and dental insurance and short- and long-term disability insurance.
(g)	Other Compensation – The amounts in column (g) reflect for each NEO imputed income on group term life insurance coverage and on bank owned split dollar life insurance policies provided in connection with the Bank’s non-tax qualified supplemental executive retirement plan (“SERP”). The Company maintains a SERP for certain executives. The SERP is designed to supplement the benefits the executives can receive under the Bank’s 401(k) plan and social security. It is also designed to provide retirement benefits to the executives upon meeting defined age and service requirements. The benefit is payable for life. In the case of the NEO’s termination of employment for any reason other than cause, the SERP provides for 50% vesting after five years from the date of employment, and 10% per subsequent year until fully vested. The Company maintains life insurance policies under the SERP for two executives (NEOs Faison and Kendrick). In the event of the executive’s death, the executive’s beneficiary will receive a split dollar benefit in the amount of 80% of the net at-risk life insurance portion of the death benefit. The SERP also provides for annual credits to a liability reserve account. The reserve account is increased or decreased each year by the excess (if any) of the annual after-tax income from life insurance contracts purchased to fund the SERP over an opportunity cost calculated for each plan year. When the SERP benefit becomes payable, the amount accumulated in the reserve account is paid annually in equal installments to the NEO over 15 years. There were no other deferred compensation plans available to the NEOs as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

(a)		(b)	(c)	(d)	(e)	(f)

Name Grant Date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price $	Option expiration date
Richard M. Lerner, CEO	April 2000	8,888	—		2.42	2010
	December 2002	33,333	—		4.14	2012

Margaret T. Faison, CFO	October 1999	13,333	—		2.75	2009
	January 2001	17,777	—		2.64	2010
	May 2007	640	213	213	8.77	2014
	May 2007	696	348	696	8.77	2015
	May 2007	604	604	1,812	8.77	2016
	May 2007	—	421	1,684	8.77	2017

Robert E. Kendrick, III	October 1999	13,333	13,333		2.69	2009
	January 2001	17,777	17,777		2.64	2010
	May 2007	640	213	213	8.77	2014
	May 2007	696	696	696	8.77	2015
	May 2007	604	604	1,812	8.77	2016
	May 2007	—	421	1,684	8.77	2017

All options listed above granted before January 1, 2007 vest at a rate of 20% per year over the first five years of the ten-year option term. The options granted during 2007 to NEOs Faison and Kendrick vested 20% for each year since the earnings event that determined the award beginning with results from the year ending December 31, 2003 and ending with December 31, 2006.

OTHER POTENTIAL POST-EMPOYMENT PAYMENTS

Post-employment Severance and Change-in-Control Benefits - While the Compensation Committee may determine that post-employment severance payments to an executive are appropriate, none of the NEOs are currently entitled to receive post-employment severance payments in the absence of a change-in-control. NEO’s Faison and Kendrick, pursuant to their terms of employment, are entitled to receive payments of one year’s salary in the event of a change in control.

	Total amount paid upon termination of employment
(a)	(b)	(c)	(d)	(e)

Name	Death ($)	Disability ($)	Without Just Cause ($)	Change-in- Control ($)
Richard M. Lerner, CEO	431,825	253,825	181,825	181,825
Margaret T. Faison, CFO	1,423,410	283,558	295,417	435,417
Robert E. Kendrick, III	1,025,929	266,523	241,302	353,302

Notes to Columns:

(b)	In the event of an NEO’s death, the NEO’s beneficiaries are eligible to exercise the vested stock options awarded to the NEOs. Additionally, the Bank provides insurance coverage of two times the NEO’s salary up to a maximum of $250,000. In the event of Ms. Faison’s or Mr. Kendrick’s death, under terms of our SERP, her or his beneficiary will receive a split dollar death benefit in the amount of 80% of the net at-risk life insurance portion of the death benefit.
(c)	In the event of the disability of the NEO, the NEO is entitled to exercise the vested stock options awarded to the NEO, with the table reporting the excess of the fair market value of a share of our common stock on December 31, 2007 ($7.63) over the exercise price for the respective stock options.
(d)	In the event an NEO is terminated without just cause, the NEO is entitled to collect the severance benefits described above and to exercise the vested stock options awarded to them (see note to column “c” for further information).
(e)	In the event of a termination of employment in connection with a change in corporate control, our NEOs will receive a combination of the severance benefits described above and the right to exercise all of their stock options (see note to column “c” for further information), as well as any unvested Bank contributions to the Bank’s 401(k) plan

The Bank will provide a severance benefit equal to one times the annual salary of NEOs Faison and Kendrick upon a change-in-control. NEOs Faison and Kendrick’s benefit has no expiration date. Additionally, options granted to the NEO will vest and the NEO will be entitled to the amounts contributed to the Bank’s 401(k) plan.

Stock Option Plans

The Company maintains three Employee Stock Option Plans. The first plan was approved by the Company’s stockholders on April 25, 1997 (the “1997 Option Plan”) and provides for discretionary awards of up to an aggregate of 177,777 options to purchase Common Stock to officers and key employees of the Company and Bank as determined by a committee of disinterested directors at the fair market value of the Common Stock on the date of grant. The 1997 Option Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). As of December 31, 2007, the Company had outstanding options to purchase an aggregate of 31,110 shares of Company Common Stock under the 1997 Option Plan. These options are subject to vesting schedules and become exercisable in five equal annual installments beginning one year from the date of grant. The second plan was approved by the Company’s stockholders on April 27, 2000 (the “2000 Option Plan”). The 2000 Option Plan reserves 355,554 shares of Common Stock for issuance upon the exercise of options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. To the extent awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to award holders, those shares shall be available for the grant of additional awards. As of December 31, 2007, the Company had outstanding options to purchase an aggregate of 198,136 shares of Company Common Stock subject to a five-year vesting schedule under the 2000 Option Plan. The third plan was approved by the Company’s stockholders on May 18, 2006 (the “2006 Option Plan”). The 2006 Option Plan reserves 200,000 shares of Common Stock for issuance upon the exercise of Options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. To the extent awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to award holders, those shares shall be available for the grant of additional awards. As of December 31, 2007, the Company had 15,862 outstanding options to purchase shares of Company Common Stock under the 2006 Option Plan and grants of 13,000 restricted share units.

Securities Authorized for Issuance under Equity Compensation Plans

A table of the Equity Compensation Plan Information as of December 31, 2007 is shown below:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	258,108	$4.89	165,827
Equity compensation plans not approved by security holders	—	—	—

Total	258,108	$4.89	165,827

Employee Stock Purchase Plan

The Company maintains an Employee Stock Purchas Plan (“ESPP”) that was established in 2007. All employees of the Company and its designated affiliates (including designated related entities for sub-plans) who have been employed by the Bank for at least one (1) year are eligible to participate in the ESPP, except persons whose customary employment is less than 20 hours per week or is customarily less than five months per year. Persons who are deemed for purposes of Section 423(b)(3) of the Code to own shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock or shares of a subsidiary are ineligible to participate in the ESPP.

The price per share of Common Stock sold under the ESPP during an Offering (a thirty day period) is equal to 95% of the Fair Market Value of a share of the Company’s Common Stock on the last day of the Offering which is typically the last day of each month. Employees purchased 708 shares of common stock through the ESPP during 2007.

Certain Transactions with Directors and Management

The Bank has adopted a written policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Commencing July 1, 2001, the Bank entered into a 3 year lease agreement for the second floor space in the Bank’s headquarters building with Heim and Associates, P.A. (now HeimLantz Professional Corporation.), an accounting firm whose President F. Carter Heim is a Director of the Company and the Bank and holder of 0.38% of Company common stock. The original lease term of 3 years expired June 30, 2004. The lease is now in the second year of the first 2 year renewal option. There is one 2 year and one 1 year renewal option remaining. The original lease rate was based on market rates at the inception of the lease as determined by an independent commercial real estate services firm not affiliated with the Company or the Bank. The current lease rate of $186 thousand per annum is the result of market based increases enacted when a renewal option was exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company is aware that each director filed forms required to be filed under Section 16(a) of the

Exchange Act after the applicable reporting deadline. All directors of the Company received grants of restricted shares as a retainer for their services as a director. The applicable reports related to the grants were filed within the requirements of the SEC regulations but the forms that were required when the units vested and actual shares were issued were not filed on the vesting date as required but were filed as of the issue date. Company Director R. Lerner and Bank Director J. Baldwin, filed forms under Section 16(a) of the Exchange Act after the applicable reporting deadline as a direct result of their securities broker’s not understanding the Section 16(a) reporting requirements and therefore not notifying the directors nor providing trade information to the directors until after the applicable deadlines had passed. All forms were subsequently filed after the information was received.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2007 with management and the independent registered public accountants. In this process, the Committee met with the independent registered public accountants, with and without management present, to discuss the results of the registered public accountants’ examinations and the overall quality of the Company’s financial reporting.

The Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards. Vol. 1 AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 32007. In addition, the Committee has discussed with the independent registered public accountants the independent accountant’s independence from the Company, the Bank and its management, including the matters in the written disclosures and letter received from the independent registered public accountants as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

Based on the Committee’s discussions with management and the independent registered public accountants, referred to in the section as “Report of the Audit Committee” the representations of the independent registered public accountants and the Committee’s review of the report of the independent registered public accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission

AUDIT COMMITTEE:

F. Carter Heim – Chairman

Walter L. Bennett, IV

Lawrence W. Schwartz

PROPOSAL 2. TO AMEND THE TENTH ARTICLE OF ANNAPOLIS BANCORP, INC.’S ARTICLES OF AMENDMENT AND RESTATEMENT TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.

Background

The Board of Directors, after careful consideration has adopted and now recommends shareholder approval of a proposal to amend the Tenth Article, Section B. of the Annapolis Bancorp, Inc. Articles of Amendment and Restatement (the “Articles”), to eliminate the classification of the Board of Directors. The Article currently provides that the Board of Directors shall be divided into three classes, with the directors in each class standing for election every third annual meeting of the shareholders. The Board of Directors has determined that this provision should be amended to provide instead for the annual election of all directors. The Board has adopted a resolution approving a declassification amendment to the Articles which will provide for the annual election of all directors and is recommending that the Company’s shareholders approve that amendment.

If the proposed amendment is approved all directors would be elected on an annual basis commencing with the 2009 Annual Meeting. In order to facilitate the transition from classified three year terms to non-classified one-year terms, each director whose term would not otherwise expire at the 2009 Annual Meeting has agreed to tender his or her resignation effective immediately prior to the 2009 Annual Meeting.

The Board believes that the election of directors is a primary means for shareholders to influence corporate governance policies and hold management accountable for implementing those policies. Although proponents of classified boards believe they provide continuity and stability to the board, facilitate a long-term outlook by the board and enhance the independence of non-employee directors, an increasing number of investors have come to believe that classified boards reduce the accountability of directors because they limit the ability of shareholders to evaluate and elect all directors on an annual basis. Accordingly, an increasing number of companies have been taking action to provide for the annual election of all directors.

Annapolis Bancorp, Inc. is committed to good corporate governance. Accordingly, the Board considered the various positions for and against a classified Board, particularly in light of evolving corporate governance practices and investor sentiment. The Board recognizes that annual elections are emerging as a “best practice” in the area of corporate governance, as it provides shareholders the opportunity to hold every member of the Board accountable for performance every year. The Board has determined that adopting a resolution approving an amendment to the Articles that provides for the annual election of all directors is in the best interests of the Company and its shareholders.

Articles of Amendment and Restatement

If the amendment to the Tenth Article, Section B. of the Annapolis Bancorp, Inc. Articles of Amendment and Restatement is adopted pursuant to this proposal, that section would read as follows:

“B. Election of Directors. Except as otherwise provided by law or by these Articles Directors shall be elected at the annual meeting of Shareholders of the Corporation to serve until the next annual meeting of Shareholders of the Corporation and until their successors are elected and qualified.

Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class to elect one or more directors of the Corporation, the board of directors shall consist of said directors so elected in addition to the number of directors fixed as provided above in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding meeting or shareholders.”

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE ANNAPOLIS BANCORP, INC. ARTICLES OF AMENDMENT AND RESTATEMENT TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.

PROPOSAL 3. TO APPROVE THE SELECTION OF

INDEPENDENT AUDITOR FOR THE YEAR 2008

The Audit Committee of the Board of Directors of the Company has appointed Stegman & Company, a registered independent public accounting firm, as the Company’s independent registered public accountants, for the year ending December 31, 2008. Stegman & Company has served as independent auditor for the Company and its subsidiary since April 2000. Stegman & Company has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in or any connection with the Company or its subsidiaries other than as independent registered public accountants. A representative of Stegman & Company will be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

Although the Company’s bylaws do not require the submission of the selection of independent registered public accountants to the stockholders for approval, the Board of Directors believes it is appropriate to give stockholders the opportunity to ratify the decision of the Audit Committee. Neither the Audit Committee nor the Board will be bound by the stockholders’ vote at the meeting, but if the stockholders fail to ratify the independent registered public accountants selected by the Audit Committee, the Audit Committee may reconsider its selection.

All audit, audit related, tax and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Stegman & Company was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee charter requires that the Audit Committee pre-approve all audit and non-audit engagement fees, and terms and services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the authority to grant any pre-approvals to one or more members of the Audit Committee, provided that such member reports any pre-approvals to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee.

The following table presents fees for professional audit services rendered by Stegman & Company for the audit of Annapolis Bancorp’s annual consolidated financial statements for the years ended December 31, 2007 and December 31, 2006 and fees billed for other services rendered by Stegman & Company during those periods.

	Year ended December 31,
	2007	2006
Audit fees (1)	$57,898	$53,345
Audit related fees	—	—
Tax fees (2)	4,750	5,300
All other fees	—	—

Total fees	$62,648	$58,645

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review procedures in accordance with SAS 100 of Form 10-QSB for the quarters ended March 31, 2007 and 2006, June 30, 2007 and 2006 and September 2007 and 2006 respectively, and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.
(2)	Tax Fees consist of fees billed for professional services rendered for federal and state tax return assistance and compliance, tax advice and tax planning and property and other tax return assistance.

Proxies will be voted FOR the Proposal unless otherwise instructed by the Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO THE COMPANY FOR THE YEAR 2008.

ADDITIONAL INFORMATION

Stockholder Proposals

Any proposal of a stockholder intended to be presented at the 2008 Annual Meeting of Stockholders must be received by the Company at 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401 prior to December 15, 2008 to be eligible for inclusion in the proxy statement and form of proxy. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the Exchange Act.

Any proposal of a stockholder that is not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting of stockholders pursuant to the advance notice procedure set forth in the Company’s Certificate of Incorporation. To properly bring business before an annual meeting of stockholders, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days nor more than sixty (60) days prior to the annual meeting; provided, however, that if less than forty (40) days notice of the meeting is given to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which notice of the annual meeting was mailed to stockholders. The stockholder’s written notice must set forth certain information specified in the Company’s Certificate of Incorporation.

ANNUAL REPORTS

The Company’s 2007 Annual Report to Stockholders accompanies this Proxy Statement. A copy of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 may be obtained upon written request to the Secretary of the Company, 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401, and will be available at the Annual Meeting.

By Order of the Board of Directors

/s/ Rita D. Demma
RITA D. DEMMA
Secretary

Annapolis, Maryland

April 14, 2008

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED

POSTAGE-PAID ENVELOPE.

APPENDIX A

ANNAPOLIS BANCORP, INC.

BANKANNAPOLIS

AUDIT COMMITTEE CHARTER

COMMITTEE DESCRIPTION

The duties of the Audit Committee (the “Committee”) of Annapolis Bancorp, Inc. (the “Company”) shall be to cause the affairs of the Company and BankAnnapolis (the “Bank”) to be examined at least one time during each calendar year and within fifteen (15) months of the last examination. The Committee shall oversee the accounting and financial reporting processes, as well as the audits of the Company and the Bank. The Committee shall cause these examinations to be made by auditors accountable only to the Committee. Results of the examinations shall be reported to the Board of Directors. Such reports shall describe the financial condition and operating performance of the Company and Bank and whether adequate internal controls and procedures are being maintained. The Committee shall recommend to the Board such changes in the manner of conducting the affairs of the Company and Bank as deemed advisable. The Committee shall also be responsible for monitoring whether the Company and Bank are in compliance with all applicable rules and regulations and shall cause an evaluation of the condition and management of the Bank’s loan portfolio at least one time during each calendar year and within fifteen (15) months of the last evaluation. The Committee shall confirm that management takes corrective action when the need for such action has been identified. The Committee shall review and reassess the adequacy of this charter on an annual basis.

The Committee shall consist of not less than three “independent directors.” A director is not considered independent if the following has occurred:

•	The director has been employed by the Company, Bank or an affiliate during the current year or any of the past three years;

•	The director is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

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The director is a partner in or a controlling shareholder or an executive officer of any organization to which the Company or Bank made or from which the Company or Bank received payments (other than those arising from investments in the Company’s securities or under non-discretionary charitable contributions matching programs) from property or services that exceed 5% of the Company’s or Bank’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

•	The director is employed as an executive of another entity where any of the Company’s or Bank’s executives serve on that entity’s compensation committee; or

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The director is or has an immediate family member who is a current partner of the Company’s outside auditor, or who was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

•	The director is an accountant, attorney, investment banker or financial advisor who provides fee based services to the Company or Bank.

In addition, to be considered independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the board of directors, or any other board committee:

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Accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or

•	Be an affiliated person of the Company or any subsidiary thereof.

Members of the Committee shall be appointed by the Board of Directors. Members of the Committee shall not have participated in the preparation of the financial statements of the Company or the Bank during any of the last three years. Each of the members of the Committee should be able to understand fundamental financial statements, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that rises to the level of such financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities, to be in compliance with SEC regulations and be designated the “audit committee financial expert” as that term is defined in Item 401(e) of Regulation S-B.

No director who has outstanding loans or other extensions of credit from the Bank that have been identified as classified by the Bank, by the State of Maryland Department of Licensing and Regulation or by the Federal Reserve may serve as a member of the Committee during any period during which such loan or extension of credit is classified.

GENERAL RESPONSIBILITIES

The Committee shall satisfy itself that adequate systems of internal control are in place to protect customers, employees, stockholders and directors. The Committee will assure itself that the Company adequately evaluates, identifies and mitigates risk by overseeing the Audit, Regulatory Compliance and Loan Review functions in the bank. The Committee shall also receive and respond to internal and external audits, loan review, compliance and regulatory reports of examination. The Committee shall receive and evaluate management’s response(s) to internal and external audits, loan review, compliance and regulatory reports of examination.

SPECIFIC DUTIES

External Audit

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The Committee shall select, engage, compensate, oversee and, where appropriate, replace the independent registered public accounting firm (“Auditor”). The Auditor shall not provide any services unless approved by the Audit Committee. The Committee shall require that the Auditor issue a written report of such audit directly to the Committee.

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The Committee shall discuss with the Auditor the overall scope and plans for the audit including the adequacy of staffing and compensation and submit to management the audit, non-audit, administrative and other fees to be paid by management on behalf of the Committee.

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The Committee shall review with management and the Auditor the Auditor’s assessment of the adequacy of internal controls and the resolution of identified material weaknesses and reportable conditions, including the prevention or detection of management override or compromise of the internal control system. Further, the Committee shall meet separately as deemed necessary with the Auditor, without management present, to discuss the results of its examinations.

•	The Committee shall work with management and the Auditor to monitor the Company and Bank’s compliance with laws and regulations.

•	The Committee shall resolve any significant disagreements between the Auditor and management.

•	The Committee shall receive and review communications submitted by the Auditors and regulators and take appropriate actions.

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The Committee shall require receipt from the Auditors of a formal written statement delineating all relationships between the Auditors and the Company and the Bank, consistent with Independence Standards Board Standard 1, and the Committee’s responsibility for actively engaging in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside Auditor.

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The Committee shall review the annual audit and discuss the results of the audit and any other matters required to be communicated to the Committee by the Auditor under generally accepted auditing standards, including any comments or recommendations of the Auditor.

•	The Committee shall receive affirmative acknowledgment from the Auditor that it is accountable only to the Committee.

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The Committee shall require that the Auditor review the Company’s interim financial statements prior to filing the quarterly report on Form 10-Q or 10-QSB. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the Auditor under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purpose of this review.

Internal Audit

•	The Committee shall engage an independent certified public accountant or other qualified vendor(s) to perform routine internal audits on major risk areas.

•	The Committee shall review and approve the scope, effectiveness and results of the Bank’s internal audit function.

•	The Committee shall review communications submitted by the internal auditor and take appropriate actions.

•	The Committee shall review incidents of internal fraud to determine their impact in relation to the financial reporting process and the overall systems of internal control.

Loan Review

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The Committee shall engage a qualified vendor to perform a periodic review of the loan portfolio to assess the quality of the Bank’s underwriting, approval function, loan documentation, account management and risk identification processes.

•	The Committee shall review and approve the scope, effectiveness and results of the Bank’s loan review function.

•	The Committee shall review communications submitted by the outside vendor and take the appropriate actions.

Compliance

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The Committee shall review, process and retain any complaints or other communications received by the Company’s Compliance Officer, an employee of the Company or the independent external auditor regarding accounting, internal accounting controls or auditing matters. Also, the Committee shall review, process and retain confidential, anonymous submissions by employees of the Company regarding questionable accounting or auditing matters.

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The Committee shall cause an investigation to be made into any matter brought to its attention that is within the scope of its duties, with the power to retain independent outside counsel or other professionals for this purpose if, in its judgment, that is appropriate.

•	The Committee shall engage independent counsel, or other advisors or experts, as it determines necessary in the performance of its duties.

Other

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The Committee shall conduct periodic reviews of the Bank’s loan quality, including a quarterly review of past-due and non-performing loans and trends, the adequacy of the Bank’s loan loss reserve and methodology for assessing credit risk exposure, the level, trend, and status of the Bank’s criticized and classified assets and the action plans implemented by management to reduce/and or control credit exposures or concentrations.

•	The Committee shall keep minutes of its proceedings and submit the same to the Board for information or action at the next regularly scheduled meeting.

x	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY ANNAPOLIS BANCORP, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2008 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		1. The election as directors of all nominees listed (except as marked to the contrary below):	For ☐	With- hold ☐	For All Except ☐

The undersigned stockholder(s) of Annapolis Bancorp, Inc., a Maryland Corporation (“The Company”), hereby constitute(s) and appoint(s) the official proxy committee consisting of the following members of the Board of Directors of the Company, Messrs. F. Carter Heim and Stanley J. Klos, Jr. and Ms. Kendel S. Ehrlich each with full power of substitution, to act as attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders, to be held on May 15, 2008, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401, and at any and all adjournments thereof, in the manner specified and on any other business as may properly come before the meeting.

Joseph G. Baldwin                     Lawrence E. Lerner

Lawrence W. Schwartz                Ermis Sfakiyanudis

                     Clifford T. Solomon

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

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2.     To approve the amendment of the Tenth Article, Section B. of Annapolis Bancorp, Inc.’s Articles of Amendment and Restatement to provide for the annual election of all directors.

For Against Abstain ☐ ☐ ☐
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING	☐	3. The ratification of Stegman & Company as the independent registered public accountants of the Company for the year ending December 31, 2008.

For Against Abstain ☐ ☐ ☐

Please be sure to sign and date this Proxy in the box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE LISTED PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS. THIS PROXY WILL BE VOTED IN ACCORDANCE

WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE

GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE

NOMINEES AS DIRECTORS UNDER PROPOSAL I, FOR PROPOSALS

II AND III, AND AT THE PROXIES’ DISCRETION, UPON ANY OTHER

MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING

AND ANY ADJOURNMENT(S) THEREOF.

Date

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated April 14, 2008.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sing. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Stockholder sign above	Co-holder (if any) sign

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Detach above card, mark, sign, date and mail the proxy card in postage paid envelope provided.

ANNAPOLIS BANCORP, INC.

PLEASE ACT PROMPTLY

MARK, SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED

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